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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  MAY 14, 2003



                             CT COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


     NORTH CAROLINA                   0-19179                      56-1837282

     (STATE OR OTHER               (COMMISSION                   (IRS EMPLOYER
      JURISDICTION                 FILE NUMBER)                  IDENTIFICATION
    OF INCORPORATION)                                                NUMBER)



CT COMMUNICATIONS, INC.
1000 PROGRESS PLACE NE
P.O. BOX 227
CONCORD, NORTH CAROLINA                                              28026-0227
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (704) 722-2500




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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         CT Communications, Inc. announced it received $13.4 million in cash on May 14, 2003 as proceeds from the sale of ITC Holding Company. The transaction was completed on May 9, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

99.1 Press Release, dated May 14, 2003, announcing that CT Communications, Inc. had received $13.4 million in cash on May 14, 2003 as proceeds from the sale of ITC Holding Company.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  CT Communications, Inc.


Date: May 14, 2003                                By: /s/ Ronald A. Marino
                                                     ---------------------
                                                      Ronald A. Marino
                                                      Chief Accounting Officer




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                                  EXHIBIT INDEX

Exhibit No.       Exhibit

99.1 Press Release, dated May 14, 2003, announcing that CT Communications, Inc. had received $13.4 million in cash on May 14, 2003 as proceeds from the sale of ITC Holding Company.